Filed Pursuant to Rule 497(e)
File Nos. 333-195493 & 811-22961

VALUESHARES U.S. QUANTITATIVE VALUE ETF (QVAL)

Supplement to the Summary Prospectus dated October 23, 2014

VALUESHARES INTERNATIONAL QUANTITATIVE VALUE ETF (IVAL)

Supplement to the Summary Prospectus dated December 16, 2014

August 7, 2015

Effective immediately, Messrs. Patrick Cleary, David Foulke, and Carl Kanner no longer serve as portfolio managers for the Funds, and information in each Summary Prospectus regarding such individuals as portfolio managers is deleted and should be disregarded. Messrs. Wesley R. Gray, John Vogel, Tao Wang and Yang Xu, who have been the Funds’ portfolio managers since their inception, continue to serve as the Funds’ portfolio managers.

Please retain this Supplement with your Summary Prospectus for future reference.

VALUESHARES U.S. QUANTITATIVE VALUE ETF (QVAL)

VALUESHARES INTERNATIONAL QUANTITATIVE VALUE ETF (IVAL)

MOMENTUMSHARES U.S. QUANTITATIVE MOMENTUM ETF (QMOM)

MOMENTUMSHARES INTERNATIONAL QUANTITATIVE MOMENTUM ETF (IMOM)

each a series of Alpha Architect ETF Trust
(collectively, the “Funds”)

August 7, 2015

Supplement to the Prospectus and Statement of Additional Information
dated October 20, 2014, as previously supplemented

Effective immediately, Messrs. Patrick Cleary, David Foulke, and Carl Kanner no longer serve as portfolio managers for the Funds, and information in the Prospectus and Statement of Additional Information (“SAI”) regarding such individuals as portfolio managers is deleted and should be disregarded. Messrs. Wesley R. Gray, John Vogel, Tao Wang and Yang Xu, who have been the Funds’ portfolio managers since their inception, continue to serve as the Funds’ portfolio managers.

Also effective immediately, Mr. Patrick R. Cleary has been appointed as the Secretary and Chief Compliance Officer for Alpha Architect ETF Trust (the “Trust”). Mr. David Foulke no longer serves as Secretary or Chief Compliance Officer for the Trust, and all references to him in the “Management of the Funds—Trustees and Officers” section on page 12 of the Trust’s SAI are deleted and should be disregarded.

The following information supplements the “Management of the Funds—Trustees and Officers” table on page 12 of the SAI:

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Patrick R. Cleary 1982	Secretary and Chief Compliance Officer	Since 2015
Chief Operating Officer and Managing Member, Alpha Architect, LLC (2014 – present); Director of Strategy and Corporate Development, Algeco Scotsman (a multinational leasing company) (2014); Strategy Consultant, Boston Consulting Group (a management consulting firm) (2010 – 2014).

Also effective immediately, McCarter & English, LLP, 1735 Market Street, Suite 700, Philadelphia, PA 19103, serves as legal counsel to the Trust.  References in the Prospectus and SAI to the Trust’s prior legal counsel are deleted and should be disregarded.

Please retain this Supplement with your Prospectus and SAI for future reference.